SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             WINFIELD CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                             WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                          White Plains, New York 10605

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 8, 2004

To the Shareholders of Winfield Capital Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders (the "Annual Meeting") of Winfield Capital Corp. a New York corporation (the "Company"), will be held at 9:00 a.m., Eastern Time, September 8, 2004, at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes:

         1. To elect six members to the Board of Directors to hold office until the next Annual Meeting of shareholders and until their respective successors are duly elected and have qualified;

         2. To ratify the appointment of Lazar Levine & Felix LLP as the Company's independent auditors for the fiscal year ending March 31, 2005;

         3. To consider and vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on August 6, 2004 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors recommends voting FOR the election of the Director nominees named on the enclosed card.


         The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Annual Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.


                                       By Order of the Board of Directors

                                       /s/ R. SCOT PERLIN
                                       ---------------------------------
July 9, 2004                           R. Scot Perlin, Secretary

                             WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                          White Plains, New York 10605

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                         Annual Meeting of Shareholders


         This Proxy Statement is being furnished to the holders of record as of August 6, 2004 of the common stock, $.01 par value ("Common Stock"), of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on September 8, 2004 at 9:00 a.m., Eastern Time at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

         All proxies that are properly executed and received prior to the Annual Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the six nominees to the Board named in this Proxy Statement, FOR the ratification of the appointment of Lazar Levine & Felix LLP as the Company's independent accountants for the fiscal year ending March 31, 2005; and FOR such other business as may properly come before the meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

         This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about August 6, 2004. The Company will bear the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and form of proxy for the meeting.


                                VOTING SECURITIES

         All voting rights are vested exclusively in the holders of the Company's Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on August 6, 2004 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. At the close of business on July 9, 2004, there were 5,346,084 shares of Common Stock issued and outstanding. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

         The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting. The proposals to ratify the appointment of Lazar Levine & Felix LLP as the Company's independent auditors for the fiscal year ending March 31, 2005 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting.

         A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. A vote to "abstain" on any matter other than the election of Directors will have the effect of a no vote. The election of Directors is determined by a plurality of votes cast. Broker "non-votes" are shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Broker "non-votes" are counted as present and entitled to vote for the purpose of determining the existence or absence of a quorum but are not counted as votes cast with respect to any such matter. A shareholder has the right to revote his or her proxy at any time before the Annual Meeting by returning a proxy card with a later date, sending a written notice of revocation to the Company's Secretary at Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605 or by attending the Annual Meeting and voting in person.


                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         As of July 9, 2004, there were 5,346,084 shares of Common Stock outstanding. The Company has no other class of voting securities outstanding.

         The following table sets forth information, as of July 9, 2004, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock (a person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership, as determined in accordance with Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days), (b) each of the Company's officers and directors, and
(c) all officers and directors of the Company as a group:

         =============================================================================
           Name of Certain                 Number of Shares        Percentage of
           Beneficial Owners (1)           Beneficially Owned      Common Stock
                                                                   Beneficially Owned
         -----------------------------------------------------------------------------
         Paul A. Perlin (2)                      872,819                15.2%
         -----------------------------------------------------------------------------
         David Greenberg (3)                     497,933                 8.9%
         -----------------------------------------------------------------------------
         R. Scot Perlin (4)                      223,714                 4.1%
         -----------------------------------------------------------------------------
         Joel I. Barad   (5)                      85,857                 1.6%
         -----------------------------------------------------------------------------
         Barry J. Gordon (5)                      46,357                 0.9%
         -----------------------------------------------------------------------------
         Allen L. Weingarten (5)                  87,357                 1.6%
         -----------------------------------------------------------------------------
         Bruce A. Kaufman (6)                     16,000                 0.3%
         -----------------------------------------------------------------------------
         All Directors and Officers as a
         Group (7 persons)                     1,830,037 (7)            29.8%
         =============================================================================

         (1) The business address for the above listed beneficial owners of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

         (2) Includes 414,286 shares issuable upon the exercise of stock options granted to Mr. Paul A. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

         (3) Includes 259,910 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

         (4) Includes 55,910 shares issuable upon the exercise of stock options granted to Mr. R. Scot Perlin. See "ELECTION OF DIRECTORS - Stock Options".

         (5) Includes 22,000 shares that, subject to approval by the U.S. Securities and Exchange Commission (the "Commission"), are issuable upon the exercise of stock options granted to Messrs. Barad, Gordon and Weingarten. See "ELECTION OF DIRECTORS - Stock Options".

         (6) Includes 9,000 shares that, subject to approval by the Commission, are issuable upon the exercise of stock options granted to Mr. Kaufman. See "ELECTION OF DIRECTORS - Stock Options".

         (7) Includes all shares owned by officers and directors of the Company, including shares that, subject to approval by the Commission, are issuable upon the exercise of outstanding stock options and stock options. See "ELECTION OF DIRECTORS - Stock Options".

         The number of stock options that may be granted by the Company under its stock option plan is restricted under The Investment Company Act of 1940, as amended (the "1940 Act") to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock.

         No such other warrant, option or right is outstanding as of the date of this Proxy Statement.

         There are no material proceedings pending to which any director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.


PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of seven members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Annual Meeting. The following table lists the names, ages, and the positions held with the Company. All of the persons except Mr. Bruce A. Kaufman listed have been nominated to be directors. Mr. Kaufman will not be nominated for reelection and upon expiration of his term the number of directors will be six.* All of the nominees are incumbent directors who have been approved as directors of the Company by the Small Business Administration ("SBA"), as required.

Name                         Age            Position
----                         ---            --------

Paul A. Perlin (1)           52             Chairman, Chief Executive Officer &
                                              Director
R. Scot Perlin (1)           56             Chief Financial Officer, Secretary &
                                              Director
Joel I. Barad                52             Director
Barry J. Gordon              59             Director
David Greenberg              45             Director
Allen L. Weingarten          50             Director
Bruce A. Kaufman*            44             Director

-------------------------

(1) The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act and the rules thereunder, of the Company. Each of the directors named in the table above to which this Note (1) pertains is an "interested person".

         The directors to be elected at the Annual Meeting will serve until the next Annual Meeting of shareholders and thereafter until their respective successors are duly elected and qualified. The Board of Directors recommends a vote "FOR" the election of each of the following nominees.

         The election of Directors is determined by a plurality of votes cast.

         The following sets forth biographical information as to the business experience of each nominee for director of the Company and for Mr. Bruce A. Kaufman for at least the past five years.

         Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (a Small Business Investment Company), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

         R. Scot Perlin became a director of the Company on May 2, 1995, its Chief Financial Officer on October 3, 1996 and its Secretary on September 24, 1998. He is currently an Adjunct Professor at Fordham University's Graduate School of Business Administration. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

         Joel I. Barad became a director of the Company on October 24, 1995. Since 2001, Mr. Barad has been a new business consultant to Wunderman, NY, a division of Young & Rubicam. From 1999 to 2000, Mr. Barad was Chief Operating Officer at the Peterson Group, a corporate and brand identity consulting and design firm that is a subsidiary of True North Communications, Inc. He was a Vice President at Curran Partners, Inc., a retained executive search firm from 1997 to 1999. From 1995 to 1997, he ran his own management consulting practice. He was an Executive Vice President of Pet Products from 1993 to 1995. From 1988 to 1993, he was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

         Barry J. Gordon became a director of the Company on October 24, 1995. He has been the President since 1980 and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. Since 1990, he has been the President, and from 1990 to 1993, he was a director, of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc.

         David Greenberg became a director of the Company on May 2, 1995, served as its Chief Operating Officer from November 1995 to October 1998 and its Managing Director from November 1998 to December 2002. Since January 2003, Mr. Greenberg has been a managing member at Greenberg Snyder Investment Group, a real estate investment company. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

          Allen L. Weingarten became a director of the Company on October 24, 1995. He has been a partner in the New York office of the law firm of Morrison & Foerster LLP since February 1998.

         Bruce A. Kaufman became a director of the Company on September 24, 1998. He served as the Company's Treasurer and Secretary from May 2, 1995 to September 24, 1998. Since December 2002, he has been a principal at Compass Advisors LLP, an international investment banking partnership providing mergers and acquisitions, strategic advisory and restructuring services. He was a Vice President, Corporate Finance at Loeb Partners Corporation from mid-1999 to December 2002. Previously, Mr. Kaufman ran his own independent financial consulting practice in 1998 and 1999. He was a co-founder and President of Rockwater International Group, Ltd., a manufacturer and distributor of marine construction products from 1993 to 1997. From 1990 to 1993, Mr. Kaufman was an investment banker with Lehman Brothers, Inc.

         At its meeting on September 24, 1998, the Company's Board of Directors authorized the formation of an Audit Committee, consisting of Messrs. Barry J. Gordon, Bruce A. Kaufman and R. Scot Perlin, and a Compensation Committee consisting of Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen
L. Weingarten.

         The Company is subject to the listing standards of the National Association of Securities Dealers. In connection with such standards, the Company's Board of Directors adopted a Charter of the Audit Committee (the "Charter") at its meeting on June 13, 2000. This Charter was included as Appendix A to the Proxy Statement for the 2000 Annual Meeting of Shareholders. Under this Charter, the Board of Directors appointed Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen L. Weingarten (all of whom are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards) as members of the Audit Committee.

         The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of independent accountants, the scope of the annual audits, fees to be paid to and the independence of the independent accountants and the Company's accounting practices.

         The Compensation Committee of the Board of Directors is responsible for setting the compensation of the officers of the Company and making recommendations for the officers' salaries to the full Board of Directors. The Compensation Committee approved and recommended the employment agreement of Mr. Paul A. Perlin.

         See "Executive Compensation".

         During the fiscal year ended March 31, 2004, there were seven meetings of the Company's Board of Directors. All of the directors attended 100% of the meetings except Messrs. Gordon and Kaufman who attended 86% and 71% of the meetings, respectively.

         The Company has no independent investment adviser, principal underwriter or administrator. The Company's loan and other investment decisions are made by its officers, subject to the Company's investment policies and objectives and oversight by its Board of Directors.

Section 16(a)
-------------

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended March 31, 2004, no officers, directors or persons who beneficially own more than 10% of the Common Stock are not in compliance with Section 16(a).


Executive Compensation
----------------------

         The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table summarizes the compensation of the Company's named executive officers for the three past fiscal years ended March 31, 2004:

=============================================================================================
Name and Principal           Fiscal Year ended       Salary          Bonus        All Other
Position                          March 31,                                     Compensation*
---------------------------------------------------------------------------------------------
Paul A. Perlin,                     2004            $306,180       $    --         $14,539
Chairman of the Board &             2003            $306,180            --         $12,539
Chief Executive Officer             2002            $297,208            --         $13,269
---------------------------------------------------------------------------------------------
R. Scot Perlin, Chief               2004            $211,200       $    --         $14,539
Financial Officer &                 2003            $200,784            --         $12,539
Secretary                           2002            $206,400            --         $13,269
---------------------------------------------------------------------------------------------
David Greenberg,                    2003            $224,278       $    --         $ 8,462
Former Managing                     2002            $224,278            --         $13,038
Director (resigned
December 31, 2002)
=============================================================================================

* The Company maintains a 401(k) retirement savings plan (the "Plan") that is available to all employees. Under the terms of the Plan, the Company matches 100% of each participant's voluntary contributions up to 3% of the participant's compensation. For 2004, includes the Company's contributions under the Plan for: Mr. Paul A. Perlin - $14,539 and Mr. R. Scot Perlin - $14,539. For 2003, includes the Company's contributions under the Plan for:
  Mr. Paul A. Perlin - $12,539, Mr. R. Scot Perlin - $12,539 and Mr. David Greenberg - $8,462. For 2002, includes the Company's contributions under the Plan for: Mr. Paul A. Perlin - $13,269, Mr. R. Scot Perlin - $13,269 and Mr. David Greenberg - $13,038 (of which $10,500 for each executive officer was a calendar year ended December 31, 2001 catch-up).

         Effective November 1, 2002, the Company entered into an employment agreement with Paul A. Perlin for a term of two years ending October 31, 2004, under which he is to continue to serve as the Chief Executive Officer of the Company. During the twenty-four month period, Mr. Perlin will receive a salary at the rate of $306,180 per annum. The employment agreement contains provisions, in general, prohibiting Mr. Perlin from owning more than a 5% equity interest in any companies or engaging in any other business activities, which are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses, and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin. Under his previous employment agreement, Mr. Perlin had been granted, pursuant to the Company's stock option plan, options to purchase up to 214,286 shares of the Common Stock at an exercise price of $1.16 per share.

         Since February 5, 2001, in addition to the stock options listed in the table below, independent directors of the Company have been paid annual fees of $15,000 per year and per-meeting fees for each Board of Directors meeting and committee meeting thereof attended of $1,000 and $500, respectively. Beginning as of the quarter ended December 31, 2003, the fees paid to independent directors were reduced to an annual fee for each independent director of $1,000 with no per-meeting fees; in the aggregate, fees paid to the Company's independent directors totaled $82,250 for the fiscal year ended March 31, 2004.

Stock Options
-------------

         As of the date of this Proxy Statement, the following options had been granted by the Company's Board of Directors under the Company's stock option plan:

============================================================================================================
Name or                   Relationship to          Number of     Exercise     Expiration of       Potential
Description of                Company               Shares       Price (1)       Option           Value (2)
Optionee
------------------------------------------------------------------------------------------------------------
Paul A. Perlin        Chairman of the Board,         214,286     $   1.16    May 2, 2005   (3)    $  68,676
                      Chief Executive Officer &    ---------------------------------------------------------
                      Director                       200,000     $   1.11    Feb. 24, 2008 (3)    $  61,334
------------------------------------------------------------------------------------------------------------
David Greenberg       Former Managing                150,000     $   1.16    May 2, 2005   (3)    $  48,073
                      Director & Director          ---------------------------------------------------------
                                                     109,910     $   1.11    Feb. 24, 2008 (3)    $  33,706
------------------------------------------------------------------------------------------------------------
R. Scot Perlin        Chief Financial Officer,         2,000     $   1.16    May 2, 2005   (3)    $     641
                      Secretary & Director         ---------------------------------------------------------
                                                       4,000     $1.53125    Feb. 5, 2007  (3)    $   1,692
                                                   ---------------------------------------------------------
                                                      49,910     $   1.11    Feb. 24, 2008 (3)    $  15,306
------------------------------------------------------------------------------------------------------------
Joel I. Barad         Director                         4,000     $1.53125    Feb. 5, 2007  (3)    $   1,692
                                                   ---------------------------------------------------------
                                                      15,000     $   1.11    Feb. 24, 2008 (3)    $   4,600
                                                   ---------------------------------------------------------
                                                       3,000     $   1.68    Nov. 16, 2006        $   1,392
------------------------------------------------------------------------------------------------------------
Barry J. Gordon       Director                         4,000     $1.53125    Feb. 5, 2007  (3)    $   1,692
                                                   ---------------------------------------------------------
                                                      15,000     $   1.11    Feb. 24, 2008 (3)    $   4,600
                                                   ---------------------------------------------------------
                                                       3,000     $   1.68    Nov. 16, 2006        $   1,392
------------------------------------------------------------------------------------------------------------
Allen L. Weingarten   Director                         4,000     $1.53125    Feb. 5, 2007  (3)    $   1,692
                                                   ---------------------------------------------------------
                                                      15,000     $   1.11    Feb. 24, 2008 (3)    $   4,600
                                                   ---------------------------------------------------------
                                                       3,000     $   1.68    Nov. 16, 2006        $   1,392
------------------------------------------------------------------------------------------------------------
Bruce A. Kaufman      Director                         4,000     $   1.50    Apr. 24, 2007 (3)    $   1,658
                                                   ---------------------------------------------------------
                                                       2,000     $   1.11    Feb. 23, 2008 (3)    $     613
                                                   ---------------------------------------------------------
                                                       3,000     $   1.68    Nov. 16, 2006        $   1,392
============================================================================================================

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price of the underlying shares.

(3)  Expiration date of the option extended to the maximum 10 year period.

         The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such other warrant, option or right is outstanding at the date of this Proxy Statement. Under the 1940 Act, the grant of options to independent directors requires the approval of the Commission, which, as of the date of this Proxy Statement, has been applied for and is pending.


           THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                               NOMINATED DIRECTORS

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On October 18, 2003 a Form 8-K was filed by the Company in connection with a change in the Company's certifying auditors. PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditors of the Company on October 8, 2003. There were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused PwC to make references in its reports to such disagreements. The Company was told that the decision of PwC to resign was solely due to considerations on the part of PwC as to the limited scope of services that it provided the Company and the correspondingly limited fees that these services generated.

         On October 14, 2003 with approval of the Company's Board of Directors, the Company engaged the accounting firm of Lazar Levine & Felix LLP ("LL&F") as its independent auditors beginning with the fiscal year ending March 31, 2004 and to review the Company's interim financial statements beginning with the fiscal quarter ended September 30, 2003.

         The Board of Directors of the Company, including a majority of the disinterested directors, has appointed the firm of LL&F to serve as independent auditors of the Company for the fiscal year ending March 31, 2005, subject to ratification of this appointment by the affirmative vote of the holders of the majority of shares present in person or by proxy at the Annual Meeting. See "OTHER MATTERS" for certain additional information concerning the Company's independent auditors.

         One or more representatives of LL&F is expected to be present at the Annual Meeting, and such representative will be given an opportunity to make a statement, if he or she wishes, and will be available to answer appropriate questions from the shareholders present at the Annual Meeting.

         The following table sets forth the aggregate fees billed by the independent auditors for the Company for each of the two most recent fiscal years for professional services rendered for: (i) the audit of the Company's annual financial statements and review of financial statements included in the Company's reports to shareholders ("Audit Fees"); (ii) assurance and related services (e.g., due diligence services) provided to the Company ("Audit-Related Fees"); (iii) tax compliance such as preparation of original and amended tax returns, claims for refund and tax payment-planning services ("Tax Fees") and
(iv) all other services provided to the Company ("All Other Fees"):

================================================================================

Fiscal Year                       Audit-Related
Ended March 31,     Audit Fees        Fees           Tax Fees     All Other Fees
--------------------------------------------------------------------------------
   2004 - LL&F       $41,321          None            None            None
--------------------------------------------------------------------------------
   2004 - PwC        $ 9,750          None           $12,375          None
--------------------------------------------------------------------------------
   2003 - PwC        $94,500          None           $20,000          None
================================================================================

         The Company is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit related fees incurred with the Company's independent auditors. Fiscal year 2003 was a transition year for this new requirement. All new projects authorized after the effective date of this requirement were approved in advance by the Audit Committee, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which were approved by the Audit Committee prior to the completion of the audit.

         During fiscal years 2004 and 2003, 100% of tax fees were approved in advance by the Audit Committee. When it is efficient to do so, the Company uses third parties other than the Company's auditors to perform non-audit work, such as tax work, on behalf of the Company.

REPORT OF THE AUDIT COMMITTEE
-----------------------------

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with the Company's management and has discussed with the Company's independent auditors, LL&F, the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

         Based on these reviews and discussions, at a meeting held on June 7, 2004, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Commission.

         In addition, LL&F has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with LL&F their independence. Moreover, since LL&F does not provide any audit-related or non-audit services to the Company, the Audit Committee concluded that the services provided by the Company's independent auditors were compatible with maintaining the independent auditors' independence.

                                      THE AUDIT COMMITTEE

                                      Joel I. Barad          Bruce A. Kaufman
                                      Barry J. Gordon        Allen L. Weingarten


      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF
         LAZAR LEVINE & FELIX LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                    FOR THE FISCAL YEAR ENDING MARCH 31, 2005


                              CERTAIN TRANSACTIONS

         Reference is made to "ELECTION OF DIRECTORS" - Executive Compensation" for information about the employment agreement between the Company and Mr. Paul
A. Perlin and to "ELECTION OF DIRECTORS - Stock Options" for information about stock options granted to management personnel and directors.

                              SHAREHOLDER PROPOSALS

         Proposals by shareholders of the Company to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company no later than May 1, 2005 to be considered for inclusion in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 2005 Annual Meeting and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

         The Annual Report to Shareholders on Form 10-K concerning the Company's operations during the fiscal year ended March 31, 2004, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.


                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.


                                       By Order of the Board of Directors

                                       /s/ R. SCOT PERLIN
                                       -----------------------------------
July 9, 2004                           R. Scot Perlin, Secretary

                             WINFIELD CAPITAL CORP.

                ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 8, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Proxy Statement dated July 9, 2004 (the "Proxy Statement") and appoints Paul A. Perlin and R. Scot Perlin and each of them, with full power of substitution, as the undersigned's proxies (the "Proxies") to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time, on September 8, 2004, at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournments thereof (the "Meeting").

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS REFERRED TO HEREIN AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

(1)   FOR ALL NOMINEES listed below (Except as marked to the contrary below) [ ]

      WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

      Joel I. Barad, Barry J. Gordon, David Greenberg,

      Paul A. Perlin, R. Scot Perlin, Allen L. Weingarten

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------
                                                     (continued on reverse side)

(2) APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

        FOR   [ ]      AGAINST   [ ]      ABSTAIN   [ ]

(3) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SET HIS OR HER HAND THIS ____DAY OF ______________, 2004.

                                                  ------------------------------
                                                    SHAREHOLDERS' SIGNATURE


                                                  ------------------------------
                                                    PRINT SHAREHOLDERS' NAME
                                                  (Please sign exactly as name
                                                  appears to the left. When
                                                  signing as attorney, executor,
                                                  trustee, guardian, etc.,
                                                  please give full title as
                                                  such.)